Roundhill GLP-1 & Weight Loss ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Biotechnology - 28.3%(a)
Altimmune, Inc. (b)	153,606	$768,030
Amgen, Inc.	5,673	1,767,423
Biohaven Ltd. (b)	15,569	374,279
Caliway Biopharmaceuticals Co. Ltd. (b)	31,614	750,300
Gilead Sciences, Inc.	8,811	987,272
Gubra AS (b)	9,965	597,320
Innovent Biologics, Inc. (b)(c)	306,000	1,832,783
Keros Therapeutics, Inc. (b)	6,014	61,283
Regeneron Pharmaceuticals, Inc.	1,411	894,898
Scholar Rock Holding Corp. (b)	18,181	584,519
Structure Therapeutics, Inc. - ADR (b)	38,923	673,757
Terns Pharmaceuticals, Inc. (b)	137,663	379,950
Viking Therapeutics, Inc. (b)	33,218	802,215
		10,474,029

Healthcare - Services - 1.5%
OPKO Health, Inc. (b)	338,948	562,654

Pharmaceuticals - 69.7%(a)
AstraZeneca PLC - ADR	25,970	1,908,795
Chugai Pharmaceutical Co. Ltd.	37,800	1,718,618
Corcept Therapeutics, Inc. (b)	8,985	1,026,267
CSPC Pharmaceutical Group Ltd.	812,000	515,569
Eli Lilly & Co.	7,973	6,584,980
Hanmi Pharm Co. Ltd.	6,694	1,025,125
Novo Nordisk AS - ADR	67,869	4,712,823
Pfizer, Inc.	54,290	1,375,709
Rhythm Pharmaceuticals, Inc. (b)	11,912	630,979
Roche Holding AG	7,148	2,346,984
Shionogi & Co. Ltd.	50,300	755,475
Takeda Pharmaceutical Co. Ltd. - ADR	59,201	880,319
United Laboratories International Holdings Ltd.	544,000	1,022,233
Zealand Pharma AS (b)	17,942	1,343,046
		25,846,922
TOTAL COMMON STOCKS (Cost $44,006,250)		36,883,605

SHORT-TERM INVESTMENTS - 0.2%		Value
Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.27% (d)	90,576	90,576
TOTAL SHORT-TERM INVESTMENTS (Cost $90,576)		90,576

TOTAL INVESTMENTS - 99.7% (Cost $44,096,826)		36,974,181
Other Assets in Excess of Liabilities - 0.3%		128,929
TOTAL NET ASSETS - 100.0%		$37,103,110
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $1,832,783 or 4.9% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill GLP-1 & Weight Loss ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$36,883,605	$–	$–	$36,883,605
Money Market Funds	90,576	–	–	90,576
Total Investments	$36,974,181	$–	$–	$36,974,181

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$17,564,791	47.5%
Denmark	6,653,189	17.9
Japan	3,354,412	9.0
China	2,348,352	6.3
Switzerland	2,346,984	6.3
United Kingdom	1,908,795	5.1
South Korea	1,025,125	2.8
Hong Kong	1,022,233	2.8
Taiwan	750,300	2.0
Other Assets in Excess of Liabilities	128,929	0.3
	$37,103,110	100.0%